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                                 REVOCABLE PROXY

                         FIRST DECATUR BANCSHARES, INC.
                         SPECIAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints [_________],[_________], and [_________], or any or all of them, of BankIllinois Financial Corporation ("BankIllinois"), with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of BankIllinois that the undersigned is entitled to vote at BankIllinois' Special Meeting of Stockholders (the "Meeting"), to be held on [_________], at [_________], at [___] [__].m., local time, and any and all adjournments and postponements thereof, as follows:

             The approval and adoption of the Agreement and Plan of Merger, dated as of August 12, 1999 (the "Merger Agreement"), between BankIllinois Financial Corporation, First Decatur Bancshares, Inc. and Main Street Trust, Inc.

                / / FOR            / / AGAINST              / / ABSTAIN



                 The Board of Directors recommends a vote "FOR"
                        adoption of the Merger Agreement.




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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


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         This proxy may be revoked at any time before it is voted by: (i)
filing with the Secretary of BankIllinois at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of BankIllinois at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from BankIllinois, prior to the execution of this proxy, of Notice of the Special Meeting and a Prospectus and Proxy Statement.

Date:______________________, 2000       ____________________________________
                                        PRINT NAME OF STOCKHOLDER


                                        ____________________________________
                                        SIGNATURE OF STOCKHOLDER


                                        ____________________________________
                                        PRINT NAME OF STOCKHOLDER


                                        ____________________________________
                                        SIGNATURE OF STOCKHOLDER

                                        Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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                  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
                THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

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